UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2016

SOUTHERN CONCEPTS RESTAURANT GROUP, INC.
 (Name of registrant as specified in its charter)

Colorado	000-52853	80-0182193
State of Incorpation	Commission File Number	IRS Employer Identification No.

2 N. Cascade Ave, Suite 1400
Colorado Springs, CO 80903
(Address of principal executive offices)

719-265-5821
Telephone number, including
Area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 29, 2016, Mr. Shawn Owen was terminated, as his position of Chief Operating Officer was eliminated, from Southern Concepts Restaurant Group, Inc. (the "Company") effective immediately.

Item 8.01. Other Events

On August 30, 2016, the Company issued a press release announcing the reduction in Company operating expenses.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Item 9.01. Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 30th day of August 30, 2016.

Southern Concepts Restaurant Group, Inc.

By:	/s/ James J. Fenlason
James J. Fenlason, CEO, CFO and Chairman